                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, That the undersigned officers and/or directors of Sun Company, Inc., a Pennsylvania corporation ("Company"), which intends to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to registration under said Act of the Company's Depositary Shares beneficially owned by The Glenmede Trust Company, each hereby constitutes and appoints the Senior Vice President and Chief Financial Officer, the Corporate Secretary, and the Comptroller, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her to act in his or her name, place and stead, in any and all capacities, to sign said Registration Statement and any related documents, including any and all future amendments thereto, and to file such Registration Statement and any amendments, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 7th day of March, 1996.


/s/ ROBERT M. AIKEN, JR.                         /s/ JAMES G. KAISER
-----------------------------                    ------------------------------
Robert M. Aiken, Jr.                             James G. Kaiser
Senior Vice President and                        Director
Chief Financial Officer
(Principal Financial Officer)
                                                 /s/ ROBERT D. KENNEDY
                                                 ------------------------------
/s/ ROBERT H. CAMPBELL                           Robert D. Kennedy
-----------------------------                    Director
Robert H. Campbell
Chairman of the Board, Chief
Executive Officer, President                     /s/ THOMAS W. LANGFITT
and Director                                     ------------------------------
(Principal Executive Officer)                    Thomas W. Langfitt
                                                 Director

/s/ RAYMOND E. CARTLEDGE                                       ,
-----------------------------                    /s/ ANN C. MULE
Raymond E. Cartledge                             ------------------------------
Director                                                   ,
                                                 Ann C. Mule
                                                 Corporate Secretary

/s/ ROBERT E. CAWTHORN
-----------------------------                    /s/ R. ANDERSON PEW
Robert E. Cawthorn                               ------------------------------
Director                                         R. Anderson Pew
                                                 Director

/s/ MARY J. EVANS
-----------------------------                    /s/ ALBERT E. PISCOPO
Mary J. Evans                                    ------------------------------
Director                                         Albert E. Piscopo
                                                 Director

/s/ THOMAS P. GERRITY
-----------------------------                    /s/ WILLIAM F. POUNDS
Thomas P. Gerrity                                ------------------------------
Director                                         William F. Pounds
                                                 Director

/s/ THOMAS W. HOFMANN
-----------------------------                    /s/ ALEXANDER B. TROWBRIDGE
Thomas W. Hofmann                                ------------------------------
Comptroller                                      Alexander B. Trowbridge
(Principal Accounting Officer)                   Director